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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 13, 2007 (September 12, 2007)

MARQUEE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33344 (Commission File Number)	77-0642885 (I.R.S. Employer Identification Number)
920 Main Street, Kansas City, Missouri 64105 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

        On September 12, 2007, AMC Entertainment Holdings, Inc. ("Parent"), the parent company of Marquee Holdings Inc. ("Holdings"), filed a Registration Statement on Form S-1 (the "Registration Statement") relating to an initial public offering of shares of its common stock. The Registration Statement disclosed non-public material information about Holdings.

        Holdings is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Holding's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

  (d)
  Exhibits (furnished solely for purposes of Item 7.01 of this Form 8-K)

Exhibit 99.1	—	Disclosure regarding Marquee Holdings Inc. in connection with the filing of the Registration Statement on Form S-1 by AMC Entertainment Holdings, Inc. on September 12, 2007.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 13, 2007

MARQUEE HOLDINGS INC.
By:	/s/ CRAIG R. RAMSEY
Name:	Craig R. Ramsey
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Disclosure regarding Marquee Holdings Inc. in connection with the filing of the Registration Statement on Form S-1 by AMC Entertainment Holdings, Inc. on September 12, 2007.

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